Exhibit 10.43

FIRST AMENDMENT TO RESTRUCTURING AGREEMENT
THIS FIRST AMENDMENT TO RESTRUCTURING AGREEMENT (this “Agreement”) is entered into effective as of December 17, 2012 by and among U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3 (“Lender”), FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company (“Borrower”), WALTON/SHR FPH, LLC, a Delaware limited liability company (“Operating Lessee”) and WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership, and WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership (individually and collectively, the “Guarantor”). Borrower, Operating Lessee and Guarantor are sometimes collectively referred to herein as “Borrower Parties.” Borrower Parties and Lender are sometime collectively referred to herein as the “Parties.”
RECITALS
The following recitals are a material part of this Agreement:
A.    On June 9, 2011, Lender, SHR Scottsdale, L.L.C., a Delaware limited liability company (“Prior Borrower”), DTRS Scottsdale, L.L.C., a Delaware limited liability company (“Prior Operating Lessee”) and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Prior Guarantor”) entered into that certain Restructuring Agreement (the “Restructuring Agreement”) with respect to that certain loan in the original principal amount of $140,000,000.00 (the “Loan”) made for the financing of certain property located in Maricopa County, Arizona, as more particularly described in the Restructuring Agreement (the “Property”).
B.    The Loan was made pursuant to that certain Loan and Security Agreement dated September 1, 2006, as amended by that certain Amendment to Loan and Security Agreement dated May 9, 2007 (as amended, the “Loan Agreement”), and is evidenced and/or secured by, among other documents and instruments (i) that certain Note dated September 1, 2006, as amended by that certain Amendment to Promissory Note dated May 9, 2007, in the original principal amount of $140,000,000.00 (as amended, the “Note”), (ii) that certain Fee and Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183787 (as amended, the “Security Instrument”) encumbering the Property, (iii) that certain Assignment of Leases, Rents, Hotel

Revenues and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183788, (as amended, the “Assignment of Leases”); (iv) that certain Guaranty of Recourse Obligations dated September 1, 2006 (as amended, the “Prior Recourse Guaranty”), and (v) that certain Environmental Indemnity dated September 1, 2006 (as amended, the “Prior EIA”, and collectively with the Prior Recourse Guaranty, the “Prior Guaranties”).
C.    Pursuant to that certain Assumption Agreement dated June 9, 2011 (the “Assumption Agreement”) between Lender, Prior Borrower, Prior Operating Lessee, Prior Guarantor, Borrower, Operating Lessee and Guarantor, Borrower and Guarantor assumed all of the obligations of Prior Borrower and Prior Guarantor, respectively, with respect to the Loan and under the Loan Documents (as hereinafter defined), and Guarantor executed and delivered to Lender (i) that certain Guaranty of Recourse Obligations dated June 9, 2011 (the “Guaranty”), and (ii) that certain Environmental Indemnity dated June 9, 2011 (the “EIA” and collectively with the New Guaranty, the “Guaranties”).
D.    The Loan Agreement, the Note, the Security Instrument, the Assignment of Leases, the Prior Guaranties, the Guaranties and all other documents evidencing, securing or executed in connection with the Loan, all as amended by that certain Omnibus Amendment to Loan Documents dated May 9, 2007 and by the Restructuring Agreement are sometimes referred to in this Agreement collectively as the “Loan Documents.” All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Restructuring Agreement, as in effect on the date of this Agreement.
E.    Pursuant to the Restructuring Agreement, the Parties established, among other things, the Excess Cash Reserve Account into which all Excess Cash Flow is deposited on each Payment Date, all in accordance with the terms of the Restructuring Agreement. As of the date of this Agreement, the balance of the Excess Cash Reserve Funds held in the Excess Cash Reserve Account is $7,629,591.72.
F.    Borrower has requested that Lender amend the terms and provisions of the Restructuring Agreement to allow for disbursement of Excess Cash Reserve Funds from the Excess Cash Reserve Account to Borrower, in an aggregate amount up to but not exceeding $4,300,000.00, to pay certain costs and expenses incurred by Borrower in connection with (i) the construction and opening at the Property of the “Well & Being at Willow Stream Spa” (the “Willow Spring Spa Project”), (ii) installation of modernized and upgraded laundry equipment at the Property (the “Laundry Project”), (iii) the construction and installation of a living wall concept on the north/south facades of the main building at the Property (the “Living Wall Project”), (iv) the renovation and installation of certain upgraded furniture, fixtures and equipment at the LV Bistro restaurant located on the Property and changing of the concept of such restaurant (the “LV Bistro Project”), (v) the construction of new outdoor bar and grill, fire pit, seating and other patio improvements related to the Bourbon Steak House restaurant located on the Property (the “Bourbon Steak House Project”), and, (vi) if, upon Borrower’s exercise of the Fifth Extension Option, Lender elects in accordance with the terms of this Agreement to retain funds in the Excess Cash Reserve Account rather than applying the entire balance thereof to payment of the Obligations, any additional projects proposed by Borrower from time to time during the Fifth Extension Term and approved by Lender in its sole and absolute discretion (the “Additional Projects”, and, collectively with the Willow Spring Spa Project, the Laundry Project, the Living Wall Project, the LV Bistro Project and the Bourbon Steak House Project, the “Strategic Improvement Projects”).
G.    Lender is willing to agree to modify and amend the terms of the Restructuring Agreement with respect to the Excess Cash Reserve Account subject to and in accordance with the terms and conditions of this Agreement.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Strategic Improvement Projects; Plans; Budget; Schedule. Prior to commencing any alterations or improvements at the Property with respect to each Strategic Improvement Project, Borrower shall submit to Lender (i) such plans, specifications and other information as Lender may require, in its sole and absolute discretion, with respect to such Strategic Improvement Project (collectively the “Improvement Plans”), and Lender shall have approved in writing all such Improvement Plans, and (ii) a proposed budget setting forth all of the costs and expenses of such Strategic Improvement Project, together with a complete schedule for the commencement and completion of such Strategic improvement Project, and Lender shall have approved in writing the budget and schedule for such Strategic Improvement Project. Upon approval by Lender, each such budget is hereinafter sometimes referred to as a “Project Budget,” and each such schedule is hereinafter sometimes referred to as a “Project Schedule.” Borrower acknowledges that Lender’s approval of the Improvement Plans, Project Budget and Project Schedule for each Strategic Improvement Project shall be in Lender’s sole and absolute discretion.
2.    Extension of Maturity Date. Section 5(c)(vii) of the Note is hereby deleted in its entirety and replaced with the following:
(vii) On the Fourth Extended Maturity Date, Borrower shall have delivered its written request to Lender that Lender disburse from the Excess Cash Reserve Account funds in an amount, when added to the aggregate amount of all Previous Excess Cash Paydowns, equal to the greater of (A) the then-current balance of the Excess Cash Reserve Account, or (B) $16,000,000.00, and Lender shall have applied such funds to reduce the outstanding Principal Amount in such order and priority as Lender shall determine in its sole discretion, provided that, in lieu of the foregoing, if on the Fourth Extended Maturity Date the then current balance of the Excess Cash Reserve Account exceeds $16,000,000.00, Lender may, in its sole and absolute discretion, elect to require that only a portion of the then current balance of the Excess Cash Reserve Funds (in an amount, when added to the aggregate amount of all Previous Excess Cash Paydowns, equal to not less than $16,000,000.00) be disbursed and applied to reduce the outstanding Principal Amount, with the remaining balance of the Excess Cash Reserve Funds in excess of such amount to continue to be held in the Excess Cash Reserve Account during the Fifth Extension Term in accordance with Section 16.7 of the Loan Agreement; and

3.    Excess Cash Reserve Account. Section 16.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Section 16.7 Excess Cash Reserve Account. (a) Provided that no Event of Default has occurred and is then continuing, on each Payment Date in accordance with Section 3.1.5 and 3.1.6 of this Agreement, Lender shall deposit, or cause to be deposited, all Excess Cash Flow for such month into an account maintained by Lender (the “Excess Cash Reserve Account”). All amounts deposited into and held in the Excess Cash Reserve Account pursuant to this Section 16.7 shall hereinafter be referred to as the “Excess Cash Reserve Funds”. Funds held in the Excess Cash Reserve Account shall be held by Lender as additional collateral to secure the payment of the Indebtedness and, except as set forth in paragraph (b) of this Section 16.7, Borrower shall have no right to receive disbursements of or otherwise make use of any such Excess Cash Reserve Funds. In addition to the disbursements described in paragraph (b) of this Section 16.7, Lender may, but shall have no obligation to, disburse funds from the Excess Cash Reserve Account from time to time, in Lender’s sole discretion, to (i) prepay the Principal Amount of the Loan or (ii) pay any costs and expenses related to the Property or the Loan, all as may be determined in Lender’s sole discretion. If Borrower exercises the Fifth Extension Option, then upon Borrower’s written request and provided that no Event of Default shall have occurred and is then continuing, Lender shall disburse and otherwise apply the Excess Cash Reserve Funds in accordance with Section 5(c) of the Note.
(b)    Provided that no Event of Default has occurred and is then continuing, Lender shall disburse Excess Cash Reserve Funds for payment of the costs and expenses of the Strategic Improvement Projects, in an aggregate amount up to but not exceeding $4,300,000.00 for all such Strategic Improvement Projects, upon satisfaction by Borrower of each of the following conditions: (i) Borrower shall submit a request for payment to Lender at least ten (10) days prior to the date on which Borrower requests such payment be made and specifies the Strategic Improvement Project costs and expenses to be paid; (ii) Lender shall have received a certificate from Borrower (A) stating that the items to be funded by the requested disbursement are Strategic Improvement Project costs, (B) stating that all Strategic Improvement Projects to be funded by the requested disbursement have been completed in a good and workmanlike manner and in accordance with the Improvement Plans, the Project Budget, the Project Schedule and all applicable Legal Requirements, such certificate to be accompanied by a copy of any license, permit or other approval required by any Governmental Authority in connection with the Strategic Improvement Project, (C) identifying each Person that supplied materials or labor in connection with the Strategic Improvement Project to be funded by the requested disbursement and certifying that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers, invoices and/or other evidence of payment satisfactory to Lender; (iii) at Lender’s option, Lender may obtain, at Borrower’s expense, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances other than Permitted Encumbrances; and (iv) Lender shall have received such other evidence as Lender shall reasonably request that the Strategic Improvement Project to be funded by the requested disbursement has been completed and is paid for or will be paid upon such disbursement to Borrower. In addition, if, pursuant to Section 5(c)(vii) of the Note, there is a remaining balance in the Excess Cash Reserve Account following the Fourth Extended Maturity Date (the “Remaining Balance”), provided that no Event of Default has occurred and is continuing, Borrower may request that Lender disburse, and Lender, in its sole and absolute discretion, may elect to disburse, such Remaining Balance from time to time to finance the costs of Additional Improvements in excess of the $4,300,000 subject to the terms and conditions (including all disbursement conditions) set forth in this Section 16.7(b). Lender shall not be required to disburse Excess Cash Reserve Funds, including amounts which constitute the Remaining Balance, more frequently than once each calendar month.
(c)    Borrower Parties acknowledge and agree that, notwithstanding any disbursement of Excess Cash Reserve Funds for Strategic Improvement Projects pursuant to paragraph (b) of this Section 16.7, all of the conditions for exercise of the Fifth Extension Option set forth in Section 5(c)(vi) and (vii) of the Note (as amended hereby) shall remain in full force and effect.”
4.    Recitals; Status and Effect of Loan Documents. Each Borrower Party acknowledges, confirms, and agrees as to itself only and to the extent applicable to such Borrower Party, that the matters as to Borrower, Operating Lessee and Guarantor stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Agreement, are hereby incorporated by reference, and may be relied upon for all purposes by the parties and that as of the date hereof:
(a)    The Loan Documents have been duly authorized, executed, and delivered to Lender, remain in full force and effect as originally written or as modified herein or as previously modified by mutual written agreement of the parties, and are valid, binding and enforceable against each Borrower Party, to the extent applicable to such Borrower Party, in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(b)    All liens and security interests created in favor of Lender under the Loan Documents have been validly created and duly perfected as encumbrances upon all property and collateral of Borrower in first or other priority expressly represented by the Borrower or other Person in the Loan Documents.
(c)    All indebtedness created under the Loan Documents is, as of the date hereof, validly and unconditionally owing in full to Lender, in accordance with the terms thereof, as modified hereby, without any defense or offset whatsoever, and Borrower Parties have no defenses, claims, counterclaims, or other rights that could be asserted to impair, delay, or adversely affect Lender’s receipt of full payment and performance of all obligations owed to Lender by Borrower Parties with respect to the Loan.
5.    Warranties and Representations. Borrower Parties warrant and represent to Lender that:
(a)    Each Borrower Party is duly organized, validly existing, and in good standing under the laws of its state of organization and is duly qualified as a foreign entity and is currently in good standing in each state in which such qualification is required for the conduct of its business as it is currently being conducted (including, as applicable, the state where the Property is located).
(b)    Each Borrower Party has full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith to which it is a party. Such execution, delivery, and performance has been duly authorized as required under such Borrower Party’s organizational documents (if any) or under applicable law, and the individuals and entities executing this Agreement on such Borrower Party’s behalf have been duly authorized and empowered to bind such Borrower Party by such execution.
(c)    This Agreement has been duly executed and delivered to Lender by each Borrower Party and is valid, binding, and enforceable against each of them in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(d)    Neither the execution and delivery of this Agreement nor the performance of its terms and compliance with its conditions will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a violation or default under any organizational document of such Borrower Party or any contract, agreement, or to the knowledge of each Borrower Party, applicable law, regulation, judgment, writ, order or decree to which such Borrower Party or the Property is subject.
(e)    All documents and information furnished by any Borrower Party to Lender with respect to the Loan in connection with this Agreement are complete and accurate in all material respects, and none contains any misrepresentation or misstatement of a material fact or omits to state a material fact.
(f)    To the Best of Borrower’s Knowledge, no Event of Default has occurred and is continuing under any Loan Document.
6.    Ratification of Guarantor Obligations. Guarantor hereby (i) ratifies the Guaranties and confirms that the Guaranties and all waivers, covenants and agreements therein remain in full force and effect for the benefit of Lender, (ii) reaffirms its continuing liability for payment and/or performance of all obligations owed to Lender under the Guaranties, without any defense or offset whatsoever, to the same extent as if the Guarantor had executed and delivered each Guaranty to Lender again on the date of this Agreement, and (iii) confirms that the Guaranties have not been modified or amended and that Guarantor’s liabilities under the Guaranties have not been limited, impaired or affected in any manner by this Agreement or any existing or previous event, fact or circumstance. Guarantor further acknowledges and agrees that Lender has and shall continue to have the right, but shall not be obligated, to further modify any or all of the terms of the Loan, the Restructuring Agreement or the Loan Documents, extend the maturity of the Loan, obtain or release collateral or security for the Loan, pursue or forbear in the pursuit of remedies, and take any or all other actions Lender is authorized to take under the respective Guaranties, this Agreement or any other Loan Document without giving notice to, obtaining any consent, approval or agreement from, or obtaining execution of any document by Guarantor.
7.    Modifications to Restructuring Agreement and Loan Documents. The parties agree that the Restructuring Agreement and Loan Documents are hereby modified in all respects necessary to give effect to the provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of the Restructuring Agreement or any other Loan Document. In all other respects the Restructuring Agreement and all Loan Documents shall remain in full force and effect and unmodified. All of Lender’s liens, security interests, priorities, rights, and remedies under the Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Agreement. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement. For all purposes of all Loan Documents, this Agreement shall be included within the definition of the term “Loan Documents.”
8.    Releases and Indemnifications. The Borrower Parties and their respective past, present and future partners, shareholders, members, managers, officers, directors, employees, agents, attorneys, representatives, successors, assigns, subsidiaries, affiliates, parents, direct and indirect equity holders, owners, and predecessors in interest and all persons or entities claiming by, through, or under any of them (and their respective successors and assigns the “Borrower Releasing Parties”) hereby:
(a)    acknowledge, agree and affirm that, as of the date hereof, none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Loan Documents (including any aspect of the origination, administration or enforcement thereof) or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;
(b)    remise, release, acquit and forever discharge (i) each Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents and (ii) Original Lender and its affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the “Lender Released Parties”) from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of Borrower Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing which has occurred or happened during the period from the beginning of the world to and including the date this Agreement is executed and delivered by all parties hereto, solely with respect to matters arising out of or relating to the Loan and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Borrower Releasing Parties and any of the Lender Released Parties concerning the Loan, except as such may have been caused by the gross negligence or willful misconduct of one or more Lender Released Parties (all of the foregoing released claims are sometimes referred to as the “Borrower Party Released Claims”), provided, however, that nothing herein shall be deemed to release Lender from any of its obligations under this Agreement;
(c)    acknowledge that, subsequent to the execution of this Agreement, they may discover Borrower Party Released Claims that are now unknown to or unanticipated by them, including unknown or unanticipated Borrower Party Released Claims that arise from, are based upon, or relate to one or more of the statements (in the recitals or other provisions of this Agreement) concerning the subject matter of this Agreement that the parties have agreed upon or acknowledged as accurate herein, the existence of which Borrower Party Released Claims, if known to a Borrower Party at the execution of this Agreement, may have materially affected its decision to execute this Agreement. Borrower Parties acknowledge that they are assuming the risk that such unknown or unanticipated Borrower Party Released Claims exist, and agree that the releases granted by Borrower Parties and the agreements concerning indemnification of the Lender Released Parties made by Borrower Parties in this Agreement shall apply to and are effective with respect to all such Borrower Party Released Claims. Borrower Parties expressly waive the benefits of any state, federal, or other law providing that a general release does not extend to claims that a releasing party does not know or suspect to exist in its favor when the releasing party executes the release, and that if known by the releasing party must or may have materially affected the releasing party’s settlement with the released party; and
(d)    agree, jointly and severally, to indemnify and save harmless the Lender Released Parties from and against all liability, loss, cost, expense, or damage, including reasonable attorneys’ and other professional fees and litigation expenses, suffered or incurred by any Lender Released Party with respect to the assertion by any Borrower Releasing Parties after the date of this Agreement against a Lender Released Party of any Borrower Party Released Claim.
(e)    acknowledge that Lender is specifically relying upon the Borrower Parties’ acknowledgments and agreements in this Section 8 in executing this Agreement, and that in the absence of such agreements Lender would be unwilling to agree to the advances provided for in this Agreement; and
(f)    agree that all releases and discharges by any of the Borrower Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

9.    Waiver of Automatic Stay; Supplemental Stay. The Borrower Parties unconditionally and irrevocably acknowledge and agree that:
(a)    if any bankruptcy proceeding is commenced by or against any Borrower Party, Borrower is a “single asset real estate entity” and “cause” for termination of the automatic stay exists and Lender shall be entitled, subject to the approval of a court of competent jurisdiction, to the immediate entry of an order granting Lender relief from the automatic stay imposed by Section 362 of the United States Bankruptcy Code (the “Bankruptcy Code”). Borrower Parties consent to the entry of such order and Borrower Parties agree that in no event will they object to or oppose Lender’s motion seeking relief from the automatic stay. Borrower Parties further agree that upon Lender’s request from time to time they shall execute and file all documents and take all other actions Lender may deem necessary or appropriate to enable Lender to obtain stay relief and exercise all of its rights and remedies for collection and enforcement of the Loan.
(b)    Borrower Parties shall not seek or request any other party to seek a supplemental stay or any other relief, whether injunctive or otherwise, under Section 105 or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has, under the Loan Documents or otherwise, against any Borrower Party or against the Property.
(c)    Lender, as a material inducement to enter into this Agreement, has specifically bargained for the concessions set forth in this Section 9 and that this Agreement may be deemed conclusive evidence as to such negotiated ongoing intention of the Parties and that it is intended to be the primary element in determining if cause exists for granting such concessions.
10.    Additional Documents; Further Assurances. Each party to this Agreement shall at any time, and from time to time, upon the written request of any other party to this Agreement, sign and deliver such further documents and do such further acts and things as the other party may reasonably request to effect the purposes of this Agreement.
11.    Time is of the Essence. Time is of the essence with respect to all agreements and obligations of the parties to this Agreement contained herein.
12.    Entire Agreement; Written Modifications Only. This Agreement, the exhibits attached hereto, and the Loan Documents constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section 12, may not be modified except by written amendment to this Agreement signed by the parties affected by the same.
13.    Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.
14.    Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each party’s permitted successors and assigns.

15.    Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the parties hereto notwithstanding that all such parties are not signatories to the same counterpart. This Agreement shall become effective when all parties hereto have executed a counterpart hereof. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.
16.    Governing Law; Jurisdiction. The provisions of Section 19.3 of the Loan Agreement are incorporated herein by reference.
17.    Costs and Expenses. Without limiting any other provision of this Agreement or any other Loan Document relating to payment of expenses, Borrower shall, pay or reimburse Lender on the date of this Agreement and, thereafter, promptly after written demand, all fees, costs and expenses actually incurred by Lender and its loan servicers, attorneys, Rating Agencies, advisors and consultants in connection with this Amendment, including, without limitation, recording fees, title insurance premiums and other title charges (collectively the “Costs and Expenses”).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Restructuring Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:	FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company

By: /s/    Robert T. McAllister
Name:    Robert T. McAllister
Title:    Senior Vice President, Tax

GUARANTOR:	WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

OPERATING LESSEE:	WALTON/SHR FPH, LLC, a Delaware limited liability company

By: /s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:
U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

By: KeyCorp Real Estate Capital Markets, Inc. as
Special Servicer
By: /s/ C. Meade Hubby

________________________________
Name: C. Meade Hubby
Title: Vice President, Special Servicing